SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 20, 2020

(Date of earliest event reported)

Commission File No.: 0-25969
URBAN ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                                                            52-1166660
(State or other jurisdiction of                                                     (I.R.S. Employer Identification No.)
incorporation or organization)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On March 20, 2020, Urban One, Inc. (the "Company") issued a press release setting forth the results for its quarter ended December 31, 2019.  A copy of the press release is attached as Exhibit 99.1.

ITEM 8.01. Other Events

During the course of its earnings call for the quarter ended December 31, 2019, the Company noted that the corona virus pandemic was having an impact on certain of its revenue and alternative revenue sources.  Most notably, the Company announced that a number of advertisers across significant advertising categories were reducing advertising spend due to the outbreak.  Further, the Company announced that the outbreak has caused the postponement of its 2020 Tom Joyner Foundation Fantastic Voyage cruise and was impairing ticket sales of other tent pole special events.

The Company also noted that as of  January 1, 2019, it had changed the way it accounted for leases in accordance with certain Financial Accounting Standards Board Accounting Standards Updates (the "FASB Updates").  The Company noted that during the fourth quarter it reclassified certain items it had reflected as interest expense to operating expense in connection with operating leases and in accordance with the FASB Updates.  While not material, the Company noted the amounts to be approximately $1.3M, $1.4M, $1.4M and $1.6M for Q12019, Q22019, Q32019 and Q42019, respectively, for a total of approximately $5.7M for the year ended December 31, 2019.

At the end of the earnings call, it became apparent that certain listeners may have had issues accessing the call. A replay of the conference call will be available from 1:00 p.m. EDT March 20, 2020 until 11:55 p.m. EDT March 27, 2020. Callers may access the replay by calling 1-866-207-1041; international callers may dial direct (+1) 402-970-0847. The replay Access Code is 4249913. Access to live audio and a replay of the conference call will also be available on Urban One's corporate website at www.urban1.com. The replay will be made available on the website for seven days after the call.

With this Current Report, the Company is furnishing a transcript of the earning call, however, the Company cannot guarantee the transcript is complete and/or a fully accurate transcript of the call and refers interested listeners to the replay information above.

The conference call transcript and the information in Item 8.01 of this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated March 20, 2020: Urban One, Inc. Reports Fourth Quarter Results.

99.2	Transcript of Urban One, Inc. Updated Fourth Quarter 2019 Conference Call, held March 20, 2020 at 10:00 AM EDT.

Cautionary Information Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements about the Company's future performance, which are based on management's assumptions and beliefs in light of the information currently available to it. The Company assumes no obligation to update the information contained herein. These forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control, that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Important factors that could cause actual results to differ materially are described in the Company's reports on Forms 10-K, 10-Q , 10-Q/A and other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 URBAN ONE, INC.

                                 /s/ Peter D. Thompson
March 26, 2020                                          Peter D. Thompson
                Chief Financial Officer and Principal Accounting Officer